Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

WY Secretary of State
FILED: 04/15/2018 10:02 AM
ID: 2018-000798744

Profit Corporation
Articles of Incorporation

1. Corporation name:

CW Petroleum Corp

2. This entity elects to be a statutory close corporation: ☐
(You may refer to the Close Statutory Close Corporation Supplement for more information W.S. 17-17-101 through 17-17-151.)

3. Name and physical address of its registered agent:
*(The registered agent may be an individual resident in Wyoming or a domestic or foreign business entity authorized to transact business in Wyoming. **The registered agent <u>must</u> have a physical address in Wyoming.** If the registered office includes a suite number, it must be included in the registered office address. A Drop Box is not acceptable. A PO Box is acceptable if listed **in addition to a physical address.**)*

Name: Corporation Service Company

Address: 1821 Logan Avenue Cheyenne, WY 82001

*(If mail is received at a Post Office Box, please list above **in addition to the physical address.**)*

4. Mailing address of the corporation:

5919 Hawthorne Garden Way
Katy, TX 77494

5. Principal office address:

5919 Hawthorne Garden Way
Katy, TX 77494

Received
APR 11 2018
Secretary of State
Wyoming

6. Number and class of shares the corporation will have the authority to issue:

Number of Common Shares: 99,000,000 Common Par Value of: $0.0001
Number of Preferred Shares: 1,000,000 Preferred Par Value of: $0.0001

7. Name and address of each incorporator:

Name:	Address:
Christopher Williams	5919 Hawthorne Garden Way Katy, TX 77494

8. Execution (*all incorporators must sign*):

Signature: ____________________ **Date:** 04/01/2018 *(mm/dd/yyyy)*

Print Name: Christopher Williams

Signature: ____________________ **Date:** ______ *(mm/dd/yyyy)*

Print Name: ______

Signature: ____________________ **Date:** ______ *(mm/dd/yyyy)*

Print Name: ______

Contact Person: Christopher Williams

Daytime Phone Number: 713-857-8142

Email: chris@cwpetroleumcorp.com

(Email provided will receive annual report reminders and filing evidence)
**May list multiple email addresses*

Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Consent to Appointment by Registered Agent

I, Corporation Service Company, registered office located at
(name of registered agent)

1821 Logan Avenue
Cheyenne, WY 82001

voluntarily consent to serve

* ***(registered office physical address, city, state & zip)***

as the registered agent for CW Petroleum Corp
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: Corporation Service Company By: [signature] **Date:** 4/5/2018
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Print Name: Megan L. Bretz Daytime Phone: 800-927-9800

Title: Assistant Secretary Email: sop@cscglobal.com

Registered Agent Mailing Address (if different than above):

***If this is a current registered agent changing their registered address on file, complete the following:**

Previous Registered Office(s):

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________________ **Date:**
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

STATE OF WYOMING
Office of the Secretary of State

I, EDWARD A. BUCHANAN, SECRETARY OF STATE of the STATE OF WYOMING, do hereby certify that the filing requirements for the issuance of this certificate have been fulfilled.

CERTIFICATE OF INCORPORATION

CW Petroleum Corp

Accordingly, the undersigned, by virtue of the authority vested in me by the law, hereby issues this Certificate.

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **15th** day of **April**, **2018**.


GREAT SEAL OF THE STATE OF WYOMING
EQUAL RIGHTS

Filed Date: 04/15/2018

[signature]
Secretary of State

By: Bailey Johnson